Exhibit 10.186

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN SECTION 15.2 OF THE NOTE PURCHSE AGREEMENTS (AS HEREINAFTER DEFINED). THE UNDERSIGNED SHALL HAVE NO OBLIGATION TO REGISTER THIS NOTE UNDER THE 1933 ACT.

              Teachers Insurance and Annuity Association Of America

                                   KINRO, INC.
                            LIPPERT COMPONENTS, INC.
                            LIPPERT TIRE & AXLE, INC.

                     6.95% SENIOR NOTE DUE january 28, 2005

No. R-1                                                            July 28, 2001
$18,000,000                                                       PPN: 49713@AA1

            FOR VALUE RECEIVED, each of the undersigned, Kinro, Inc., an Ohio corporation ("Kinro"), Lippert Tire & Axle, Inc., a Delaware corporation formerly known as Shoals Supply, Inc. ("Lippert Tire"), and Lippert Components, Inc., a Delaware corporation ("Lippert" and, collectively with Kinro and Lippert Tire, the "Co-Issuers"), hereby jointly and severally promises to pay to Teachers Insurance and Annuity Association of America, or registered assigns (the "Payee"), the principal sum of EIGHTEEN MILLION DOLLARS ($18,000,000) on January 28, 2005, with interest on the unpaid balance thereof at the rate per annum equal to (i) 6.95% (the "Coupon Rate") plus (ii) the Applicable Margin Rate (as defined below) from July 28, 2001, payable semi-annually, on the 28th day of July and January in each year, commencing with January 28, 2002 (each such date, an "Interest Payment Date"), until the principal hereof shall have become due and payable; provided, however, that, with respect to only the periods January 1st through January 28th and July 1st through July 28th, respectively, of each year, only interest accrued at the Coupon Rate shall be payable on the related Interest Payment Date and the interest accrued during each such period at the Applicable Margin Rate shall be payable on or prior to March 5th and August 25th, respectively, in each year, commencing with March 5, 2002 (each such date, a "True-Up Date"); provided further, that the Co-Issuers shall provide the Payee with no less than ten days' prior written notice of (i) the amount of interest calculated at the Applicable Margin Rate to be paid on the relevant True-Up Date, and (ii) the Debt Coverage Ratio with respect to which such Applicable Margin Rate shall have been determined. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months. Capitalized terms used but not otherwise defined herein shall have the meaning assigned thereto in the Note Purchase Agreements referred to below.

            The "Applicable Margin Rate" means, for any day on or after November 14, 2001, the applicable rate per annum determined with reference to the Debt Coverage Ratio as of the then most recently ended fiscal quarter as set forth below under the caption "Margin":

                   ---------------------------------------------------------

                          Debt Coverage Ratio                Margin
                   ---------------------------------------------------------

                   ---------------------------------------------------------
                              > 3.00:1.00                     0.60%

                   ---------------------------------------------------------
                            < 3.00:1.00, but
                              > 2.50:1.00                     0.20%
                   ---------------------------------------------------------
                               <2.50:1.00                     0.00%

                   ---------------------------------------------------------

            Each of the Co-Issuers hereby jointly and severally promises to pay to the Payee, to the extent permitted by law, interest on any overdue payment (including any overdue prepayment) of principal, interest or any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum (the "Default Rate") from time to time equal to the greater of
(i) 2% per annum plus the rate announced from time to time in the Wall Street Journal as the prime rate or (ii) 2% per annum plus the Coupon Rate plus the Applicable Margin Rate.

            Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the office of Drew Industries Incorporated, 200 Mamaroneck Avenue, White Plains, New York 10601, or at such other location as designated under
Section 11.1 of the Note Purchase Agreements referred to below, in each case subject to the right of the registered holder hereof under said Note Purchase Agreements to receive direct payment in immediately available funds.

            This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of January 28, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Co-Issuers and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 22 of the Note Purchase Agreements and (ii) to have made the representation set forth in
Section 7 of the Note Purchase Agreements.

            This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount (or such lesser amount as shall equal the aggregate amount outstanding thereunder) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Issuers may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Issuers will not be affected by any notice to the contrary.

            The Co-Issuers will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements including, without limitation, Section 9.1. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

            If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                  [Remainder of page intentionally left blank.]

            This Note shall be construed and enforced in accordance with and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of such State that would require the application of the laws of a jurisdiction other than such State.


                                            KINRO, INC.

                                            By: __________________________
                                            Name:
                                            Title:


                                            LIPPERT COMPONENTS, INC.

                                            By: __________________________
                                            Name:
                                            Title:


                                            LIPPERT TIRE & AXLE, INC.

                                            By: __________________________
                                            Name:
                                            Title:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN SECTION 15.2 OF THE NOTE PURCHSE AGREEMENTS (AS HEREINAFTER DEFINED). THE UNDERSIGNED SHALL HAVE NO OBLIGATION TO REGISTER THIS NOTE UNDER THE 1933 ACT.

                           USG ANNUITY & LIFE COMPANY

                                   KINRO, INC.
                            LIPPERT COMPONENTS, INC.
                            LIPPERT TIRE & AXLE, INC.

                     6.95% SENIOR NOTE DUE JANUARY 28, 2005

No. R-1                                                            July 28, 2001
$4,800,000                                                        PPN: 49713@AA1

            FOR VALUE RECEIVED, each of the undersigned, Kinro, Inc., an Ohio corporation ("Kinro"), Lippert Tire & Axle, Inc., a Delaware corporation formerly known as Shoals Supply, Inc. ("Lippert Tire"), and Lippert Components, Inc., a Delaware corporation ("Lippert" and, collectively with Kinro and Lippert Tire, the "Co-Issuers"), hereby jointly and severally promises to pay to USG Annuity & Life Company, or registered assigns (the "Payee"), the principal sum of FOUR MILLION EIGHT HUNDRED THOUSAND DOLLARS ($4,800,000) on January 28, 2005, with interest on the unpaid balance thereof at the rate per annum equal to (i) 6.95% (the "Coupon Rate") plus (ii) the Applicable Margin Rate (as defined below) from July 28, 2001, payable semi-annually, on the 28th day of July and January in each year, commencing with January 28, 2002 (each such date, an "Interest Payment Date"), until the principal hereof shall have become due and payable; provided, however, that, with respect to only the periods January 1st through January 28th and July 1st through July 28th, respectively, of each year, only interest accrued at the Coupon Rate shall be payable on the related Interest Payment Date and the interest accrued during each such period at the Applicable Margin Rate shall be payable on or prior to March 5th and August 25th, respectively, in each year, commencing with March 5, 2002 (each such date, a "True-Up Date"); provided further, that the Co-Issuers shall provide the Payee with no less than ten days' prior written notice of (i) the amount of interest calculated at the Applicable Margin Rate to be paid on the relevant True-Up Date, and (ii) the Debt Coverage Ratio with respect to which such Applicable Margin Rate shall have been determined. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months. Capitalized terms used but not otherwise defined herein shall have the meaning assigned thereto in the Note Purchase Agreements referred to below.

            The "Applicable Margin Rate" means, for any day on or after November 14, 2001, the applicable rate per annum determined with reference to the Debt Coverage Ratio as of the then most recently ended fiscal quarter as set forth below under the caption "Margin":

            ---------------------------------------------------------

                    Debt Coverage Ratio             Margin

            ---------------------------------------------------------

            ---------------------------------------------------------
                       > 3.00:1.00                   0.60%

            ---------------------------------------------------------
                     <=3.00:1.00, but                0.20%
                       >=2.50:1.00

            ---------------------------------------------------------
                        <2.50:1.00                   0.00%

            ---------------------------------------------------------

            Each of the Co-Issuers hereby jointly and severally promises to pay to the Payee, to the extent permitted by law, interest on any overdue payment (including any overdue prepayment) of principal, interest or any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum (the "Default Rate") from time to time equal to the greater of
(i) 2% per annum plus the rate announced from time to time in the Wall Street Journal as the prime rate or (ii) 2% per annum plus the Coupon Rate plus the Applicable Margin Rate.

            Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the office of Drew Industries Incorporated, 200 Mamaroneck Avenue, White Plains, New York 10601, or at such other location as designated under
Section 11.1 of the Note Purchase Agreements referred to below, in each case subject to the right of the registered holder hereof under said Note Purchase Agreements to receive direct payment in immediately available funds.

            This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of January 28, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Co-Issuers and the respective

Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 22 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 7 of the Note Purchase Agreements.

            This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount (or such lesser amount as shall equal the aggregate amount outstanding thereunder) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Issuers may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Issuers will not be affected by any notice to the contrary.

            The Co-Issuers will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements including, without limitation, Section 9.1. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

            If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                  [Remainder of page intentionally left blank.]

            This Note shall be construed and enforced in accordance with and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of such State that would require the application of the laws of a jurisdiction other than such State.


                                        KINRO, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        LIPPERT COMPONENTS, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        LIPPERT TIRE & AXLE, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN SECTION 15.2 OF THE NOTE PURCHSE AGREEMENTS (AS HEREINAFTER DEFINED). THE UNDERSIGNED SHALL HAVE NO OBLIGATION TO REGISTER THIS NOTE UNDER THE 1933 ACT.

                        EQUITABLE LIFE INSURANCE COMPANY

                                   KINRO, INC.
                            LIPPERT COMPONENTS, INC.
                            LIPPERT TIRE & AXLE, INC.

                     6.95% SENIOR NOTE DUE JANUARY 28, 2005

No. R-1                                                            July 28, 2001
$1,600,000                                                        PPN: 49713@AA1

            FOR VALUE RECEIVED, each of the undersigned, Kinro, Inc., an Ohio corporation ("Kinro"), Lippert Tire & Axle, Inc., a Delaware corporation formerly known as Shoals Supply, Inc. ("Lippert Tire"), and Lippert Components, Inc., a Delaware corporation ("Lippert" and, collectively with Kinro and Lippert Tire, the "Co-Issuers"), hereby jointly and severally promises to pay to Equitable Life Insurance Company, or registered assigns (the "Payee"), the principal sum of ONE MILLION SIX HUNDRED THOUSAND DOLLARS ($1,600,000) on January 28, 2005, with interest on the unpaid balance thereof at the rate per annum equal to (i) 6.95% (the "Coupon Rate") plus (ii) the Applicable Margin Rate (as defined below) from July 28, 2001, payable semi-annually, on the 28th day of July and January in each year, commencing with January 28, 2002 (each such date, an "Interest Payment Date"), until the principal hereof shall have become due and payable; provided, however, that, with respect to only the periods January 1st through January 28th and July 1st through July 28th, respectively, of each year, only interest accrued at the Coupon Rate shall be payable on the related Interest Payment Date and the interest accrued during each such period at the Applicable Margin Rate shall be payable on or prior to March 5th and August 25th, respectively, in each year, commencing with March 5, 2002 (each such date, a "True-Up Date"); provided further, that the Co-Issuers shall provide the Payee with no less than ten days' prior written notice of (i) the amount of interest calculated at the Applicable Margin Rate to be paid on the relevant True-Up Date, and (ii) the Debt Coverage Ratio with respect to which such Applicable Margin Rate shall have been determined. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months. Capitalized terms used but not otherwise defined herein shall have the meaning assigned thereto in the Note Purchase Agreements referred to below.

            The "Applicable Margin Rate" means, for any day on or after November 14, 2001, the applicable rate per annum determined with reference to the Debt Coverage Ratio as of the then most recently ended fiscal quarter as set forth below under the caption "Margin":

            ---------------------------------------------------------

                    Debt Coverage Ratio             Margin

            ---------------------------------------------------------

            ---------------------------------------------------------
                       > 3.00:1.00                   0.60%

            ---------------------------------------------------------
                     <=3.00:1.00, but                0.20%
                       >=2.50:1.00

            ---------------------------------------------------------
                        <2.50:1.00                   0.00%

            ---------------------------------------------------------

            Each of the Co-Issuers hereby jointly and severally promises to pay to the Payee, to the extent permitted by law, interest on any overdue payment (including any overdue prepayment) of principal, interest or any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum (the "Default Rate") from time to time equal to the greater of
(i) 2% per annum plus the rate announced from time to time in the Wall Street Journal as the prime rate or (ii) 2% per annum plus the Coupon Rate plus the Applicable Margin Rate.

            Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the office of Drew Industries Incorporated, 200 Mamaroneck Avenue, White Plains, New York 10601, or at such other location as designated under
Section 11.1 of the Note Purchase Agreements referred to below, in each case subject to the right of the registered holder hereof under said Note Purchase Agreements to receive direct payment in immediately available funds.

            This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of January 28, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Co-Issuers and the respective

Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 22 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 7 of the Note Purchase Agreements.

            This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount (or such lesser amount as shall equal the aggregate amount outstanding thereunder) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Issuers may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Issuers will not be affected by any notice to the contrary.

            The Co-Issuers will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements including, without limitation, Section 9.1. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

            If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                  [Remainder of page intentionally left blank.]

            This Note shall be construed and enforced in accordance with and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of such State that would require the application of the laws of a jurisdiction other than such State.


                                        KINRO, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        LIPPERT COMPONENTS, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        LIPPERT TIRE & AXLE, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN SECTION 15.2 OF THE NOTE PURCHSE AGREEMENTS (AS HEREINAFTER DEFINED). THE UNDERSIGNED SHALL HAVE NO OBLIGATION TO REGISTER THIS NOTE UNDER THE 1933 ACT.

                    MIDWESTERN UNITED LIFE INSURANCE COMPANY

                                   KINRO, INC.
                            LIPPERT COMPONENTS, INC.
                            LIPPERT TIRE & AXLE, INC.

                     6.95% SENIOR NOTE DUE JANUARY 28, 2005

No. R-1                                                            July 28, 2001
$4,480,000                                                        PPN: 49713@AA1

            FOR VALUE RECEIVED, each of the undersigned, Kinro, Inc., an Ohio corporation ("Kinro"), Lippert Tire & Axle, Inc., a Delaware corporation formerly known as Shoals Supply, Inc. ("Lippert Tire"), and Lippert Components, Inc., a Delaware corporation ("Lippert" and, collectively with Kinro and Lippert Tire, the "Co-Issuers"), hereby jointly and severally promises to pay to Midwestern United Life Insurance Company, or registered assigns (the "Payee"), the principal sum of FOUR MILLION FOUR HUNDRED EIGHTY THOUSAND DOLLARS ($4,480,000) on January 28, 2005, with interest on the unpaid balance thereof at the rate per annum equal to (i) 6.95% (the "Coupon Rate") plus (ii) the Applicable Margin Rate (as defined below) from July 28, 2001, payable semi-annually, on the 28th day of July and January in each year, commencing with January 28, 2002 (each such date, an "Interest Payment Date"), until the principal hereof shall have become due and payable; provided, however, that, with respect to only the periods January 1st through January 28th and July 1st through July 28th, respectively, of each year, only interest accrued at the Coupon Rate shall be payable on the related Interest Payment Date and the interest accrued during each such period at the Applicable Margin Rate shall be payable on or prior to March 5th and August 25th, respectively, in each year, commencing with March 5, 2002 (each such date, a "True-Up Date"); provided further, that the Co-Issuers shall provide the Payee with no less than ten days' prior written notice of (i) the amount of interest calculated at the Applicable Margin Rate to be paid on the relevant True-Up Date, and (ii) the Debt Coverage Ratio with respect to which such Applicable Margin Rate shall have been determined. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months. Capitalized terms used but not otherwise defined herein shall have the meaning assigned thereto in the Note Purchase Agreements referred to below.

            The "Applicable Margin Rate" means, for any day on or after November 14, 2001, the applicable rate per annum determined with reference to the Debt Coverage Ratio as of the then most recently ended fiscal quarter as set forth below under the caption "Margin":

            ---------------------------------------------------------

                    Debt Coverage Ratio             Margin

            ---------------------------------------------------------

            ---------------------------------------------------------
                       > 3.00:1.00                   0.60%

            ---------------------------------------------------------
                     <=3.00:1.00, but                0.20%
                       >=2.50:1.00

            ---------------------------------------------------------
                        <2.50:1.00                   0.00%

            ---------------------------------------------------------

            Each of the Co-Issuers hereby jointly and severally promises to pay to the Payee, to the extent permitted by law, interest on any overdue payment (including any overdue prepayment) of principal, interest or any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum (the "Default Rate") from time to time equal to the greater of
(i) 2% per annum plus the rate announced from time to time in the Wall Street Journal as the prime rate or (ii) 2% per annum plus the Coupon Rate plus the Applicable Margin Rate.

            Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the office of Drew Industries Incorporated, 200 Mamaroneck Avenue, White Plains, New York 10601, or at such other location as designated under
Section 11.1 of the Note Purchase Agreements referred to below, in each case subject to the right of the registered holder hereof under said Note Purchase Agreements to receive direct payment in immediately available funds.

            This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of January 28, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Co-Issuers and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 22 of the Note Purchase Agreements and (ii) to have made the representation set forth in
Section 7 of the Note Purchase Agreements.

            This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount (or such lesser amount as shall equal the aggregate amount outstanding thereunder) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Issuers may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Issuers will not be affected by any notice to the contrary.

            The Co-Issuers will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements including, without limitation, Section 9.1. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

            If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                  [Remainder of page intentionally left blank.]

            This Note shall be construed and enforced in accordance with and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of such State that would require the application of the laws of a jurisdiction other than such State.


                                        KINRO, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        LIPPERT COMPONENTS, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        LIPPERT TIRE & AXLE, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN SECTION 15.2 OF THE NOTE PURCHSE AGREEMENTS (AS HEREINAFTER DEFINED). THE UNDERSIGNED SHALL HAVE NO OBLIGATION TO REGISTER THIS NOTE UNDER THE 1933 ACT.

                    SECURITY LIFE OF DENVER INSURANCE COMPANY

                                   KINRO, INC.
                            LIPPERT COMPONENTS, INC.
                            LIPPERT TIRE & AXLE, INC.

                     6.95% SENIOR NOTE DUE JANUARY 28, 2005

No. R-1                                                            July 28, 2001
$3,120,000                                                        PPN: 49713@AA1

            FOR VALUE RECEIVED, each of the undersigned, Kinro, Inc., an Ohio corporation ("Kinro"), Lippert Tire & Axle, Inc., a Delaware corporation formerly known as Shoals Supply, Inc. ("Lippert Tire"), and Lippert Components, Inc., a Delaware corporation ("Lippert" and, collectively with Kinro and Lippert Tire, the "Co-Issuers"), hereby jointly and severally promises to pay to Security Life of Denver Insurance Company, or registered assigns (the "Payee"), the principal sum of THREE MILLION ONE HUNDRED TWENTY THOUSAND DOLLARS ($3,120,000) on January 28, 2005, with interest on the unpaid balance thereof at the rate per annum equal to (i) 6.95% (the "Coupon Rate") plus (ii) the Applicable Margin Rate (as defined below) from July 28, 2001, payable semi-annually, on the 28th day of July and January in each year, commencing with January 28, 2002 (each such date, an "Interest Payment Date"), until the principal hereof shall have become due and payable; provided, however, that, with respect to only the periods January 1st through January 28th and July 1st through July 28th, respectively, of each year, only interest accrued at the Coupon Rate shall be payable on the related Interest Payment Date and the interest accrued during each such period at the Applicable Margin Rate shall be payable on or prior to March 5th and August 25th, respectively, in each year, commencing with March 5, 2002 (each such date, a "True-Up Date"); provided further, that the Co-Issuers shall provide the Payee with no less than ten days' prior written notice of (i) the amount of interest calculated at the Applicable Margin Rate to be paid on the relevant True-Up Date, and (ii) the Debt Coverage Ratio with respect to which such Applicable Margin Rate shall have been determined. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months. Capitalized terms used but not otherwise defined herein shall have the meaning assigned thereto in the Note Purchase Agreements referred to below.

            The "Applicable Margin Rate" means, for any day on or after November 14, 2001, the applicable rate per annum determined with reference to the Debt Coverage Ratio as of the then most recently ended fiscal quarter as set forth below under the caption "Margin":

            ---------------------------------------------------------

                    Debt Coverage Ratio             Margin

            ---------------------------------------------------------

            ---------------------------------------------------------
                       > 3.00:1.00                   0.60%

            ---------------------------------------------------------
                     <=3.00:1.00, but                0.20%
                       >=2.50:1.00

            ---------------------------------------------------------
                        <2.50:1.00                   0.00%

            ---------------------------------------------------------

            Each of the Co-Issuers hereby jointly and severally promises to pay to the Payee, to the extent permitted by law, interest on any overdue payment (including any overdue prepayment) of principal, interest or any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum (the "Default Rate") from time to time equal to the greater of
(i) 2% per annum plus the rate announced from time to time in the Wall Street Journal as the prime rate or (ii) 2% per annum plus the Coupon Rate plus the Applicable Margin Rate.

            Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the office of Drew Industries Incorporated, 200 Mamaroneck Avenue, White Plains, New York 10601, or at such other location as designated under
Section 11.1 of the Note Purchase Agreements referred to below, in each case subject to the right of the registered holder hereof under said Note Purchase Agreements to receive direct payment in immediately available funds.

            This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of January 28, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Co-Issuers and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 22 of the Note Purchase Agreements and (ii) to have made the representation set forth in
Section 7 of the Note Purchase Agreements.

            This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount (or such lesser amount as shall equal the aggregate amount outstanding thereunder) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Issuers may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Issuers will not be affected by any notice to the contrary.

            The Co-Issuers will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements including, without limitation, Section 9.1. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

            If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                  [Remainder of page intentionally left blank.]

            This Note shall be construed and enforced in accordance with and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of such State that would require the application of the laws of a jurisdiction other than such State.


                                        KINRO, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        LIPPERT COMPONENTS, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        LIPPERT TIRE & AXLE, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:

                                                               Execution Version

                       AMENDMENT NO 1. TO PLEDGE AGREEMENT

      This AMENDMENT NO. 1 TO PLEDGE AGREEMENT (this "Amendment") to Pledge Agreement ("Pledge Agreement") is entered into as of November 14, 2001 (the "Effective Date") by KINRO MANUFACTURING, INC., a Delaware corporation, as pledgor ("Pledgor") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank) as trustee ("Pledgee"), for the benefit of the Noteholders (as defined below).

PRELIMINARY STATEMENT

      WHEREAS, pursuant to a Note Purchase Agreement, dated as of January 28, 1998 (as amended, modified and supplemented from time to time, the "Note Purchase Agreement"), among Kinro, Inc., Lippert Components, Inc. and Lippert Tire & Axle, Inc. (formerly known as Shoals Supply, Inc.) (each a "Co-Issuer" and, collectively, the "Co-Issuers"), and Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company (collectively, together with each future holder of Senior Notes, the "Noteholders"), the Noteholders purchased the 6.95% senior notes due January 28, 2005 issued by the Co-Issuers (the "Senior Notes"), upon the terms and subject to the conditions set forth therein. Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Note Purchase Agreement or the Pledge Agreement (as defined below).

      WHEREAS, pursuant to Section 11.12 of the Note Purchase Agreement and upon request of the Noteholders, Pledgor is required to pledge and grant to Pledgee a security interest in Pledgor's shares in the equity of each of its subsidiaries.

      WHEREAS, in accordance with Section 11.12 of the Note Purchase Agreement, Pledgor executed that certain Pledge Agreement dated as of January 28, 1998 in favor of Pledgee for the benefit of the Noteholders (the "Pledge Agreement").

      WHEREAS, Pledgor has acquired a limited partnership interest in BBD Realty Texas Limited Partnership, a Texas limited partnership ("BBD") and the Noteholders require that Pledgor pledge and grant to Pledgee a security interest in Pledgor's limited partnership interest in BBD (the "Additional Collateral").

      WHEREAS, Pledgor and Pledgee desire to amend the Pledge Agreement to add the Additional Collateral to Schedule II of the Pledge Agreement.

      NOW, THEREFORE, in consideration for the mutual covenants set forth herein and intending to be legally bound hereby, the parties hereto agree as follows:

      1. Grant of Security Interest. As further security for the payment and performance in full of the Obligations, Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto Pledgee, and grants to Pledgee for the ratable benefit of the

Noteholders, a first priority security interest in (i) all of the limited partnership interests in BBD owned by Pledgor and (ii) subject to Section 6 of the Pledge Agreement, all payments of dividends and distributions, including, without limitation, all cash, instruments, securities, security entitlements, investment property and other property, from time to time received, receivable or otherwise paid or distributed, in respect of, or in exchange for or upon the conversion of the securities and other property referred to in clause (i) above,
(iii) subject to Section 6 hereof, all rights and privileges of Pledgor with respect to the securities (including any security entitlements) and other property referred to in clauses (i) and (ii) above, (iv) any and all custodial accounts, securities accounts or other safekeeping accounts in which any of the foregoing property (and any property described in the following clause (v)) may be deposited or held in, and any security entitlements or other rights relating thereto, and (v) all proceeds of any of the foregoing.

      2. Amendment of Schedules II and III to the Pledge Agreement. Schedule II and Schedule III to the Pledge Agreement are each hereby amended and restated in their entirety as set forth in Exhibit A hereto.

      3. Miscellaneous.

      (a) Pledgor represents and warrants to Pledgee and Noteholders that (i) this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding at law or in equity), (ii) its ownership of the Additional Collateral is not represented or otherwise evidenced by any certificate not delivered to Pledgee, and (iii) the representations and warranties of Pledgor contained in the Pledge Agreement, as amended hereby, (other than the representation contained in Section 4(f) thereof) are true and correct in all material respects and the Noteholders shall be entitled to rely on such representations and warranties as if they were made to the Noteholders in this Amendment as of the date hereof.

      (b) All the terms of this Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

      (c) Pledgor has delivered herewith (i) in respect of the Additional Collateral share certificates therefor and such instruments of transfer satisfactory to Pledgee and such other information relating to, or agreements by, any issuer or other equity holder of the Additional Collateral that the Pledge shall have reasonably requested in connection with the Additional Collateral, and (ii) all instruments, documents, or agreements as may be requrested by applicable law or as Pledgee shall have requested in connection with the establishment or perfection of the pledge or the Liens arising under the Pledge Agreement, including, without limitation, all Uniform Commercial Code financing statements duly executed and in proper form for filing as Pledgee shall have requested in respect of the Liens arising under the Pledge Agreement and in respect of the termination of any other Liens previously encumbering any Collateral of Pledgor.

      (d) The headings in this Amendment are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

      (e) Except as expressly amended hereby, the Pledge Agreement remains in full force and effect.

      (f) This Amendment be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Amendment shall become effective when the Pledgee shall have received counterparts of this Amendment that, when taken together, bear the signatures of Pledgor and Pledgee.

      (g) All communications and notices hereunder shall be in writing and given as provided in Section 20 of the Note Purchase Agreement.

      (h) Pledgor agrees to reimburse Pledgee for its expenses incurred in connection with this Amendment, including the reasonable fees, other charges and disbursements of counsel.

      (i) THIS AMENDMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARITIES HERETO HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

      (j) Each of the parties hereto agrees to execute and deliver upon the request of any other, such documents and instruments (appropriate for filing, if requested) as may be necessary or appropriate to fully implement or to fully evidence the understanding and agreements contained in this Amendment. Prior to executing any document or instrument pursuant to this paragraph (j), Pledgee shall be entitled to receive and shall be fully protected in relying upon a written certification from the party requesting such action certifying that the execution and delivery of such document or instrument is authorized or permitted hereunder and under the Trust Agreement and the Note Purchase Agreement, and that all conditions precedent in all such documents have been satisfied.

      [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, Pledgor and Pledgee have duly executed this Amendment as of the day and year first above written.


                                        KINRO MANUFACTURING, INC.

                                        By _____________________________________
                                           Name:
                                           Title:

                                        Address of principal place
                                        of business and chief
                                        executive office:

                                        c/o Drew Industries Incorporated
                                        200 Mamaroneck Avenue
                                        White Plains, New York 10601


                                        JPMORGAN CHASE BANK, as
                                        Pledgee,

                                        By _____________________________________
                                           Name:
                                           Title:

                                                                    Exhibit A to
                                                   Amendment to Pledge Agreement

                                   SCHEDULE II
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                              PARTNERSHIP INTERESTS

            (a) All of the present and future right, title and interest as a partner in any partnership (including the partnership listed in Annex 1 hereto) and any successor(s) thereto or assignee(s) thereof (each, a "Partnership"), of the Pledgor and the rights, interest and benefits in respect thereof of the Pledgor arising under the agreements, documents and/or certificates (including, without limitation, any publicly filed documents) constituting or governing each such Partnership (the "Partnership Documents"), and all other benefits pertaining thereto and any and all general intangibles and accounts now owned or hereafter arising or acquired relating to the Pledgor's interest in any Partnership and/or any of the foregoing rights, interest or benefits; including, without limitation, (i) all distributions by, and any other payments from each Partnership, and all present and future rights to receive any distributions or other payments from each Partnership, whether the same constitute distributions of capital, surplus or profits, or derive from any other source including, without limitation, any such distribution or payment derived from, representing, based upon, measured by, or otherwise in respect of, (x) the operating revenues of any Partnership, or (y) any sale, assignment, transfer or other disposition (or transaction having comparable effect) of any assets of any Partnership, any mortgaging, encumbering or other financing or refinancing of any assets of any Partnership, any insurance proceeds or condemnation awards in respect of any assets of any Partnership, any merger, consolidation or recapitalization of any Partnership, any redemption or liquidation of the interest of the Pledgor in any Partnership, or any contribution of any property to any Partnership by any partner therein; and (ii) without limiting clause (i), any other payments or distributions, and any rights to receive the same, from any Partnership, from any partner or partners therein, or from any other party, in respect of (A) any sale, assignment, transfer, encumbrance or other disposition (or transaction having comparable effect) of any partner's interest in any Partnership or any rights in respect thereof, and (B) any payments of principal, interest or of any other character in respect of any debt owed by any Partnership or any partner therein to the Pledgor (all of which property and rights referred to in one or more of clauses (i) or (ii) are referred to collectively as the "Pledged Interests"); and

            (b) the proceeds, products, rents, issues and profits of the Pledged Interests.

                                                          Annex 1 to Schedule II
                                                                              to
                                                                Pledge Agreement

Partnerships

      BBD Realty Texas Limited Partnership

      Kinro Texas Limited Partnership

      Kinro Tennessee Limited Partnership

                                  SCHEDULE III
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                           LOCATIONS FOR FILING UCC-1S

Limited Partnership                          Debtor                   Locations
-------------------                          ------                   ---------
A. BBD Realty Texas Limited Partnership      Kinro Holding, Inc.      1. NY S/S

B. Kinro Texas Limited Partnership           Kinro Holding, Inc.      1. NY S/S
                                                                      2. NY - Westchester County

C. Kinro Tennessee Limited Partnership       Kinro Holding, Inc.      1. NY S/S
                                                                      2. NY - Westchester County